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                                                                   Exhibit 10.11


                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "Agreement"), dated as of June 26, 2001, is by and among GENSTAR CAPITAL PARTNERS III, L.P., a Delaware limited partnership ("Genstar"), STARGEN III, L.P., a Delaware limited partnership ("Stargen," and, together with Genstar, the "Purchasers," and each, a "Purchaser") and PRA HOLDINGS, INC., a Delaware corporation (the "Company").

                                    RECITALS

         On or about the date hereof, Virginia Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company ("Merger Sub") is merging with and into PRA International, Inc., a Delaware corporation ("PRA, Inc.") pursuant to an Agreement and Plan of Merger dated as of May 16, 2001 (the "Merger Agreement") by and among the Company, PRA Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, Merger Sub, PRA, Inc. and the other persons listed on the signatures pages thereto.

         Subject to the terms and conditions of this Agreement, each Purchaser is willing to purchase, and the Company is willing to issue and sell to such Purchaser, the number of shares of Common Stock (defined hereunder) set forth opposite the name of such Purchaser on Schedule 1 hereto.

         It is anticipated that on or about the date hereof, pursuant to the Merger Agreement, among other things (i) the Merger (as defined in the Merger Agreement) will be consummated, (ii) the Company and certain other purchasers (the "Other Purchasers") will enter into one or more Subscription Agreements,
(iii) the Company, the Purchasers and the Other Purchasers will enter into a Stockholders Agreement substantially in the form attached hereto as Exhibit A, and (iv) the Company and the Purchasers will enter into the Registration Rights Agreement substantially in the form attached hereto as Exhibit B.

                                    AGREEMENT

         In consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the parties hereto hereby agree as follows:

         1.       Purchase of Securities, etc.

                  (a) Purchase of Securities. Subject to all of the terms and conditions of this Agreement, each Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to each Purchaser, the number of shares of its common stock, par value $.01 per share (the "Common Stock"), set forth opposite the name of such Purchaser on Schedule 1 hereto at the respective purchase prices set forth on Schedule 1. The Common Stock is referred to in this Agreement as the "Securities," and the aggregate of the purchase price for the Securities is referred to as the "Purchase Price."

                  (b) Delivery of Funds and Certificates. The closing of the purchase and sale of the Securities (the "Closing") shall take place at a time and place to be designated by the
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Company on at least 24 hours' notice. At the Closing, the Company will deliver to each Purchaser a duly executed stock certificate, registered in each Purchaser's name and representing the Common Stock, against payment of the Purchase Price therefor by delivery to the Company by wire transfer of immediately available funds in the amount of the Purchase Price representing payment in full for the Securities.

                  (c) Legend. The certificate (or certificates) representing the Common Stock shall bear a legend in substantially the following form:


                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT DATED AS OF JUNE 27, 2001 AMONG PRA HOLDINGS, INC. (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS, AS AMENDED AND MODIFIED FROM TIME TO TIME. A COPY OF SUCH STOCKHOLDERS AGREEMENT SHALL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."

                  (d) Management Rights. After the Closing and so long as each Purchaser owns any shares of the Common Stock of the Company, each Purchaser shall have the right to elect at least one Director to the Company's Board of Directors in order to substantially participate in and substantially influence the conduct of the management of the Company and its business.

         2. Representations and Warranties of the Purchasers. Each Purchaser individually (but not on behalf of any other Purchaser) represents and warrants that:

                  (a) Such Purchaser has full legal capacity, power and authority to execute and deliver this Agreement, the Stockholders Agreement and the Registration Rights Agreement and to perform its obligations hereunder and thereunder. This Agreement has been, and on or before the Closing the Stockholders Agreement and the Registration Rights Agreement will be, duly authorized, executed and delivered by each Purchaser and this Agreement is, and on and after the Closing the Stockholders Agreement and the Registration Rights Agreement will be, the legal, valid and binding obligation of such Purchaser, enforceable against it in accordance with the terms hereof and thereof, subject to (i) the effect of bankruptcy, insolvency, reorganization,

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moratorium, fraudulent conveyance, fraudulent transfer, preferential transfer or distribution laws and other similar laws now or hereafter in effect relating to or affecting the rights of creditors generally; and (ii) the effect of (A) general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law and (B) the discretion of any court in which an action is brought.

                  (b) Such Purchaser has been advised that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirement is available. Such Purchaser is purchasing the Securities to be acquired by such Purchaser hereunder for its own account and not with a view to, or for resale in connection with, the distribution thereof in violation of the Securities Act. Such Purchaser is aware that the Company is under no obligation to effect any such registration with respect to the Securities (except solely to the extent, if any, provided in the Registration Rights Agreement) or to file for or comply with any exemption from registration. Such Purchaser is purchasing the Securities to be acquired by such Purchaser hereunder for its own account and not with a view to, or for resale in connection with, the distribution thereof in violation of the Securities Act.

                  (c) Such Purchaser has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. Such Purchaser has had the opportunity to ask questions of the Company with respect to the Company, the Securities, the Merger and related transactions and to receive such information from the Company regarding such matters as it deems necessary in making its decision to purchase the Securities. Such Purchaser is an "accredited investor" as that term is defined in Regulation D under the Securities Act.

         3. Representations and Warranties of the Company. The Company represents and warrants to each Purchaser that:

                  (a) The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to carry on the businesses in which it is engaged and to own, lease and use the properties owned, leased and used by it.

                  (b) The Company has or prior to the Closing will have taken all corporate action required to authorize the execution and delivery of this Agreement, the Stockholders Agreement and the Registration Rights Agreement and the issuance of the Securities.

                  (c) The Securities, when issued and upon payment of the purchase price therefor, will be duly authorized, validly issued, fully paid and non-assessable.

                  (d) This Agreement has been, and on or before the Closing the Stockholders Agreement and the Registration Rights Agreement will be, duly authorized, executed and delivered by the Company and this Agreement is, and on and after the Closing the Stockholders

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Agreement and the Registration Rights Agreement will be, a legal, valid and binding obligation of the Company, enforceable against it in accordance with its respective terms, subject to (a) the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer, preferential transfer or distribution laws and other similar laws now or hereafter in effect relating to or affecting the rights of creditors generally; and (b) the effect of (i) general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law and (ii) the discretion of any court in which an action is brought.

         4. Restrictions on Transfer. All certificates representing Securities shall bear legends in the form required under the Stockholders Agreement until such time as they may be removed as provided therein.

         5. Conditions to Issuance of Securities. The Company's obligation to issue and sell the Securities to any Purchaser shall be subject to the satisfaction of the following conditions:

                  (a) All representations and warranties of such Purchaser contained in this Agreement shall be true and correct as of the Closing, and consummation of the purchases contemplated hereby shall constitute a reaffirmation by each Purchaser that all representations and warranties of such Purchaser contained in this Agreement are true and correct as of the Closing.

                  (b) On or before the Closing, substantially contemporaneously with the issuance and sale of the Securities hereunder, each Purchaser shall have duly executed and delivered to the Company a counterpart of the Stockholders Agreement, the Registration Rights Agreement and such other documents as the Company may reasonably request in connection with the transactions contemplated hereby (and the execution of this Agreement constitutes the agreement of the Purchaser to so execute such documents).

         6.       Miscellaneous.

                  (a) Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified mail, return receipt requested, postage prepaid, to the parties to this Agreement at the following address or to such other address as a party to this Agreement shall specify by notice to the other parties hereto:

         if to either Purchaser:

                  c/o Genstar Capital, L.P.
                  555 California Street, Suite 4850
                  San Francisco, CA 94104
                  Attention:  Jean-Pierre L. Conte
                  Telecopy No.:  (415) 834-2383

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         with copies (which shall not constitute notice) to:

                  Latham & Watkins
                  505 Montgomery Street, Suite 1900
                  San Francisco, CA 94111
                  Attention:  Scott Haber
                  Telecopy No.:  (415) 395-8095

         if to the Company:

                  PRA Holdings, Inc.
                  8300 Greensboro Drive, Suite 400
                  McLean, VA 22102
                  Attention:  President
                  Telecopy No.: (703) 748-5199

All such notices and communications shall be deemed to have been received on the date of delivery or on the third business day after the mailing thereof.

                  (b) Binding Effect; No Assignment; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns; provided that neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or any Purchaser without the prior written consent of the other party. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

                  (c) Survival. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery hereof and transfer of any Securities.


                  (d) Waiver. Either party hereto may by written notice to the other (a) extend the time for the performance of any of the obligations or other actions of the other under this Agreement; (b) waive compliance with any of the conditions or covenants of the other contained in this Agreement; and (c) waive or modify performance of any of the obligations of the other under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

                  (e) Amendment. This Agreement may be amended, modified or supplemented only by a written instrument executed by each Purchaser and the Company.

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                  (f)      Expenses. The Company agrees that, whether or not the
transactions contemplated by this Agreement are consummated, the Company will pay or cause to be paid all costs and expenses arising in connection with the preparation, execution, administration and enforcement of, and the preservation of rights under, this Agreement, including without limitation:

                           (1)      all taxes (other than taxes based on
income), fees or other charges which may be payable in connection with the sale or purchase of the Securities pursuant to this Agreement;

                           (2)      all expenses incurred by each Purchaser in
connection with the maintenance of its books and records, preparation of tax returns and delivery of tax information to its partners;

                           (3)      all expenses incurred by each Purchaser in
connection with its organization, including, without limitation, legal fees;

                           (4)      all reasonable expenses relating to any
amendment or modification of, or any waiver or consent under, any agreement pertaining to the Merger to which each Purchaser is a party; and

                           (5)      all reasonable travel and other
out-of-pocket expenses of the general partner of each Purchaser incurred in connection with the operation and business of such Purchaser and such Purchaser's ownership of the Securities.

                  (g) Indemnification. Whether or not the transactions contemplated hereby are consummated, the Company agrees to indemnify and hold harmless each Purchaser and all limited and general partners of each Purchaser from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against either Purchaser (or any partner thereof) in any manner relating to or arising out of (i) each Purchaser's purchase and/or ownership of the Securities,
(ii) the Merger, or (iii) any litigation to which either Purchaser (or any of its partners) is made a party in its capacity as a stockholder or owner of the Securities (or a partner of a stockholder or owner of such Securities) of the Company.

                  (h) Limited Liability of Partners and Members. Notwithstanding any other provision of this Agreement, neither the general partner nor the limited partners nor any future general or limited partner of each Purchaser, and no member, partner or shareholder of any such general partner or limited partner, shall have any personal liability for performance of any obligation of such Purchaser under this Agreement in excess of the respective capital contribution of such general partner and limited partners to such Purchaser.

                  (i) Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of New York, without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

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                  (j)      Section and Other Headings. The section and other
headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.


                  (k) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.


                  [Remainder of Page Intentionally Left Blank]



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         IN WITNESS WHEREOF, the Company and each Purchaser have executed this
Agreement as of the day and year first above written.

                                             PRA HOLDINGS, INC.


                                             By: /s/ JEAN-PIERRE L. CONTE
                                                 -------------------------------
                                                 Name: Jean-Pierre L. Conte
                                                      --------------------------
                                                 Its: President
                                                     ---------------------------



                                             GENSTAR CAPITAL PARTNERS III, L.P.

                                                By:   Genstar Capital III, L.P.
                                                Its:  General Partner

                                                      By:   Genstar III GP LLC
                                                      Its:  General Partner


                                             By: /s/ JEAN-PIERRE L. CONTE
                                                 -------------------------------
                                                 Name: Jean-Pierre L. Conte
                                                      --------------------------
                                                 Its: Managing Director
                                                     ---------------------------


                                             STARGEN III, L.P.

                                                By:   Genstar Capital III, L.P.
                                                Its:  General Partner

                                                      By:   Genstar III GP LLC
                                                      Its:  General Partner


                                             By: /s/ JEAN-PIERRE L. CONTE
                                                 -------------------------------
                                                 Name: Jean-Pierre L. Conte
                                                      --------------------------
                                                 Its: Managing Director
                                                     ---------------------------





                 [Securities Purchase Agreement signature page]